EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Eric Schlorff, Interim Chief Financial Officer of SeaStar Medical Holding Corporation (the “Company”), certify that:

1. the Quarterly Report on Form 10-Q of the Company for the three and nine months ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2025

/s/ Eric Schlorff
Eric Schlorff
Interim Chief Financial Officer